KRANESHARES TRUST

KraneShares Global Carbon Transformation ETF

KraneShares Global Carbon Strategy ETF

KraneShares European Carbon Allowance Strategy ETF

KraneShares California Carbon Allowance Strategy ETF

KraneShares Eastern US Carbon ETF

(each, a “Fund”)

Supplement dated March 28, 2023 to the currently effective Statutory Prospectus as it may be supplemented, for each Fund.

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus, dated August 1, 2022.

Effective immediately, the following change is made to the Statutory Prospectus for each Fund:

The paragraph in the “Shareholder Information - Dividends and Distributions” section of the Statutory Prospectus is hereby deleted in its entirety and replaced with the following:

KraneShares Global Carbon Transformation ETF pays out to its shareholders net investment income and net realized capital gains, if any, once a year (usually in December). KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, and KraneShares Eastern US Carbon ETF may pay out net investment income, if any, at least semi-annually in June and December, but may pay such income as frequently as quarterly. KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF, and KraneShares Eastern US Carbon ETF pays out to its shareholders net realized capital gains, if any, once a year (usually in December). Each Fund may make distributions on a more frequent basis. Each Fund reserves the right to declare special distributions, including if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, or to avoid imposition of income or excise taxes on undistributed income.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.